UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2007

AURELIO RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-117280

(Commission File Number)

33-1086828

(IRS Employer Identification No.)

5554 South Prince Street, Suite 200, Littleton, CO 80120

(Address of principal executive offices and Zip Code)

(303) 795-3030

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2007, our Board of Directors adopted new By-laws for the Company in the form set out in Exhibit 3.1 filed with this Form 8-K. The new form of By-laws substantially changes the shareholder dissent rights section, and other changes are made to many aspects of our By-laws.

Item 9.01.	Financial Statements and Exhibits.
3.1	By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURELIO RESOURCE CORPORATION

By: /s/ Dr. Frederik Warnaars

Dr. Frederik Warnaars

Chief Executive Officer and Director

Date: September 21, 2007